Exhibit (i)

October 24, 2024

GraniteShares ETF Trust

222 Broadway, 21st floor

New York, NY 10038

Ladies and Gentlemen:

This letter is in response to your request for our opinion in connection with the filing of Post-Effective Amendment No. 76 to the Registration Statement, File Nos. 333-214796 and 811-23214 (the “Registration Statement”), of GraniteShares ETF Trust (the “Trust”).

We have examined a copy of the Trust’s Agreement and Declaration of Trust, the Trust’s By-laws, the Trust’s record of the various actions by the Trustees thereof, and all such agreements, certificates of public officials, certificates of officers and representatives of the Trust and others, and such other documents, papers, statutes and authorities as we deem necessary to form the basis of the opinion hereinafter expressed. We have assumed the genuineness of the signatures and the conformity to original documents of the copies of such documents supplied to us as copies thereof.

Based upon the foregoing, we are of the opinion that, after Post-Effective Amendment No. 76 is effective for purposes of applicable federal and state securities laws, the shares of each fund listed on the attached Exhibit A (the “Funds”), if issued in accordance with the then current Prospectus and Statement of Additional Information of the applicable Fund, will be legally issued, fully paid and non-assessable.

The opinions expressed herein are limited to matters of Delaware statutory trust law and United States Federal law as such laws exist today; we express no opinion as to the effect of any applicable law of any other jurisdiction. We assume no obligation to update or supplement our opinion to reflect any facts or circumstances that may hereafter come to our attention, or changes in law that may hereafter occur.

We hereby give you our permission to file this opinion with the Securities and Exchange Commission as an exhibit to Post-Effective Amendment No. 76 to the Registration Statement. This opinion may not be filed with any subsequent amendment, or incorporated by reference into a subsequent amendment, without our prior written consent. This opinion is prepared for the Trust and its shareholders and may not be relied upon by any other person or organization without our prior written approval.

Very truly yours,

/s/ Thompson Hine LLP
THOMPSON HINE LLP

AJD/PBS

EXHIBIT A

GraniteShares 1.25x Long TSLA Daily ETF
GraniteShares 2x Long NVDA Daily ETF
GraniteShares 2x Long COIN Daily ETF
GraniteShares 2x Long BABA Daily ETF
GraniteShares 2x Long META Daily ETF
GraniteShares 2x Long GOOGL Daily ETF
GraniteShares 2x Long AMZN Daily ETF
GraniteShares 2x Long AAPL Daily ETF
GraniteShares 2x Long MSFT Daily ETF
GraniteShares 2x Long AMD Daily ETF
GraniteShares 2x Long PLTR Daily ETF
GraniteShares 2x Long UBER Daily ETF
GraniteShares 2x Long DIS Daily ETF
GraniteShares 2x Long F Daily ETF
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
GraniteShares HIPS US High Income ETF
GraniteShares XOUT U.S. Large Cap ETF
GraniteShares 2 Long AAL Daily ETF
GraniteShares 1x Short AAL Daily ETF
GraniteShares 2x Short AAL Daily ETF
GraniteShares 1x Short AAPL Daily ETF
GraniteShares 1.5x Short AAPL Daily ETF
GraniteShares 2x Short AAPL Daily ETF
GraniteShares 1x Short AMD Daily ETF
GraniteShares 2x Short AMD Daily ETF
GraniteShares 1x Short COIN Daily ETF
GraniteShares 2x Short COIN Daily ETF
GraniteShares 2x Long JPM Daily ETF
GraniteShares 1x Short JPM Daily ETF
GraniteShares 2x Short JPM Daily ETF
GraniteShares 2x Long LCID Daily ETF
GraniteShares 1x Short LCID Daily ETF
GraniteShares 2x Short LCID Daily ETF
GraniteShares 1x Short META Daily ETF
GraniteShares 2x Short META Daily ETF
GraniteShares 1x Short NVDA Daily ETF
GraniteShares 2x Short NVDA Daily ETF
GraniteShares 2x Long RIVN Daily ETF
GraniteShares 1x Short RIVN Daily ETF
GraniteShares 1.5x Short RIVN Daily ETF
GraniteShares 2x Long TSLA Daily ETF
GraniteShares 2x Long TSLA Daily ETF
GraniteShares 1.25x Short TSLA Daily ETF
GraniteShares 2x Short TSLA Daily ETF
GraniteShares 1.75x Short TSLA Daily ETF
GraniteShares 2x Long XOM Daily ETF

GraniteShares 1x Short XOM Daily ETF
GraniteShares 2x Short XOM Daily ETF

GraniteShares 2x Long ADBE Daily ETF

GraniteShares 2x Short ADBE Daily ETF

GraniteShares 1x Short AMC Daily ETF

GraniteShares 1x Short ARM Daily ETF

GraniteShares 2x Long AVGO Daily ETF

GraniteShares 2x Short AVGO Daily ETF

GraniteShares 2x Long CCL Daily ETF

GraniteShares 2x Short CCL Daily ETF

GraniteShares 2x Long CRWD Daily ETF

GraniteShares 2x Short CRWD Daily ETF

GraniteShares 2x Long DELL Daily ETF

GraniteShares 2x Short DELL Daily ETF

GraniteShares 1x Short GME Daily ETF

GraniteShares 2x Long INTC Daily ETF

GraniteShares 2x Short INTC Daily ETF

GraniteShares 2x Long LLY Daily ETF

GraniteShares 2x Short LLY Daily ETF

GraniteShares 1x Short MSTR Daily ETF

GraniteShares 2x Long MU Daily ETF

GraniteShares 2x Short MU Daily ETF

GraniteShares 2x Long NFLX Daily ETF

GraniteShares 2x Short NFLX Daily ETF

GraniteShares 2x Long NVO Daily ETF

GraniteShares 2x Short NVO Daily ETF

GraniteShares 2x Long PANW Daily ETF

GraniteShares 2x Short PANW Daily ETF

GraniteShares 2x Long QCOM Daily ETF

GraniteShares 2x Short QCOM Daily ETF

GraniteShares 2x Long SMCI Daily ETF

GraniteShares 2x Short SMCI Daily ETF

GraniteShares 2x Long TSM Daily ETF

GraniteShares 2x Short TSM Daily ETF

GraniteShares YieldBOOST QQQ ETF

GraniteShares YieldBOOST SPY ETF

GraniteShares YieldBOOST Small Cap ETF

GraniteShares YieldBOOST Biotech ETF

GraniteShares YieldBOOST Financials ETF

GraniteShares YieldBOOST Gold Miners ETF

GraniteShares YieldBOOST Semiconductors ETF

GraniteShares YieldBOOST Technology ETF

GraniteShares YieldBOOST China ETF

GraniteShares YieldBOOST 20Y+ Treasuries ETF

GraniteShares YieldBOOST Bitcoin ETF

GraniteShares YieldBOOST AAPL ETF

GraniteShares YieldBOOST AMD ETF

GraniteShares YieldBOOST AMZN ETF

GraniteShares YieldBOOST BABA ETF

GraniteShares YieldBOOST COIN ETF

GraniteShares YieldBOOST META ETF

GraniteShares YieldBOOST MSFT ETF

GraniteShares YieldBOOST NVDA ETF

GraniteShares YieldBOOST TSLA ETF